UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 6, 2024

LL Flooring Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33767	27-1310817
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4901 Bakers Mill Lane, Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 463-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None (1)

Title of each class:	Trading Symbol:	Name of exchange on which registered:
Common Stock, par value $0.001 per share	LL	*

*

On August 12, 2024, the New York Stock Exchange (“NYSE”) determined to commence proceedings to delist and immediately suspended the registrant’s Class A common stock, par value $0.001 per share, from trading on the NYSE. Thereafter, the Registrant’s shares were delisted from, and ceased to trade on, the NYSE and began trading on the over-the-counter market under the symbol “LLFLQ”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

As previously disclosed in the Company’s Form 8-K filed on August 12, 2024 and amended on August 15, 2024, on August 11, 2024, the Company, together with certain of its direct and indirect subsidiaries (collectively, the “Debtors”), filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Chapter 11 Cases are being jointly administered under the caption In re LL Flooring Holdings, Inc., et al., case number 24 11680. On August 14, 2024, the Bankruptcy Court entered an interim order approving the Senior Secured Super-Priority Debtor-In-Possession Credit Agreement (such order, the “Interim DIP Order”).

As previously disclosed on September 3, 2024, the Interim DIP Order set forth a deadline by which the Debtors needed to enter into an agreement that contemplated a going-concern sale of the Company or file a notice with the Bankruptcy Court to notice the commencement of a liquidation of the Debtors’ business (the “Liquidation Pivot”). On August 30, 2024, the Debtors filed a notice with the Bankruptcy Court providing notice of the Debtors’ intent to pursue the Liquidation Pivot.

However, subsequent to filing the Liquidation Pivot, the Debtors were provided with limited additional time to agree to a going concern sale. During such limited additional time, the Company and its subsidiaries (collectively, the “Sellers”) were able to subsequently enter into an asset purchase agreement, dated September 6, 2024 (the “Purchase Agreement”) with LumLiq2, LLC, a Delaware limited liability company (“Purchaser”), F9 Investments, LLC, a Florida limited liability company (“Guarantor”) for a going concern sale of the business. Under the terms of the Purchase Agreement, the Purchaser intends to acquire substantially all of Seller’s assets related to approximately 219 stores and inventory at the distribution center located in Sandston, Virginia (the “Distribution Center”) for a total purchase price of: (i) $0.57 cents of the landed cost of the inventory being acquired; (i) $1 million on account of intellectual property and certain furniture, fixtures and equipment; and (iii) the costs of curing defaults under contracts they intend to assume (collectively, the “Acquired Assets”).

The Purchase Agreement provides that, among other things and subject to the terms and conditions set forth therein, at the date of the closing of the transactions under the Purchase Agreement (the “Closing”), which Sellers and Purchaser anticipate will take place on September 30, 2024, the Purchaser will acquire the Acquired Assets, free and clear of all Encumbrances (as defined in the Purchase Agreement), subject to certain conditions contained in the Purchase Agreement.

Conditions to Closing

Consummation of the transactions contemplated by the Purchase Agreement is subject to certain conditions set forth in the Purchase Agreement, including: (i) the absence of any Order (as defined in the Purchase Agreement) restraining, making illegal or otherwise prohibiting the consummation of the Closing; (ii) the entry of the sale order by the Bankruptcy Court, which shall not have been stayed, reversed or modified in a manner materially adverse to the Purchaser absent the Purchaser’s consent; and (iii) the execution of the transition services agreement.

The Purchaser’s obligations under the Purchase Agreement are further subject to certain conditions, including that (i) the Sellers’ representations and warranties shall be true and correct except as would not have a Material Adverse Effect, and the Sellers’ fundamental representations and warranties shall be true and correct in all material respects; (ii) the Sellers shall have performed and complied in all material respects with the covenants in the Purchase Agreements; (iii) the Sellers’ delivery of closing certificate and the Seller closing deliveries, (iv) the Purchaser shall have entered into a lease for the Distribution Center; (v) there shall have been no material adverse effect since the date of signing; and (vi) the Bankruptcy Court shall have approved an order permitting the Designation Rights Period.

The Sellers’ obligations under the Purchase Agreement are further subject to certain conditions, including that (i) the Purchaser’s representations and warranties shall be true and correct in all material respects, except as would prevent or materially impair the consummation of the transactions; (ii) the Purchasers shall have performed and complied in all material respects with the covenants in the Purchase Agreements; (iii) the Purchaser’s delivery of closing certificate and the Purchaser closing deliveries; and (iv) the Company’s vendors and suppliers shall have agreed to at least $2 million in reductions to valid claims pursuant to Section 503(b)(9) of the Bankruptcy Code.

Termination and Fees

The Purchase Agreement contains both mutual and unilateral termination rights. Mutual termination rights include termination to consummate an alternative transaction. Unilateral termination rights include (i) the Purchaser’s right to terminate if the Bankruptcy Cases are dismissed or converted to a case under Chapter 7 of the Bankruptcy Code or if any creditor of any Seller obtains an order of the Bankruptcy Court granting relief from the stay to foreclose on a material portion of the Acquired Assets, and (ii) the Seller’s right to terminate if the Sellers, the Board of Directors of the Company, or the Company determines that the transactions contemplated by the Purchase Agreement are inconsistent with the Board of Director’s fiduciary duties.

Representations, Warranties and Covenants

The Purchase Agreement contains customary representations, warranties and covenants by the Parties, including a mutual covenant to cooperate prior to Closing to enter into a transition services agreement with a term expected to terminate on or about December 31, 2024, and covenants by the Sellers to conduct business in the ordinary course prior to Closing and to refrain from taking certain specified actions without the consent of the Purchaser.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the Purchase Agreement, which is attached as Exhibit 2.1 and is incorporated by reference herein. The Purchase Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, the Sellers, the Purchaser or their respective affiliates. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of the Purchase Agreement as of the specific dates set forth therein, were solely for the benefit of the parties thereto, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties or any of their affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be reflected in the Company’s public disclosures. The Purchase Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, the Sellers and the Purchaser and the transactions contemplated by the Purchase Agreement and the Plan that will be contained in or attached as an annex to any the other filings that the Company will make with the U.S. Securities and Exchange Commission.

Item 1.03	Bankruptcy or Receivership

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Cautionary Note Regarding Forward-Looking Statements

Certain information in this Current Report on Form 8-K may be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 including but not limited to, the asset purchase agreement and the Chapter 11 proceedings and any other statements that refer to our expected, estimated or anticipated future results or that do not relate solely to historical facts. These statements, which may be identified by words such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “assumes,” “believes,” “thinks,” “estimates,” “seeks,” “predicts,” “could,” “projects,” “targets,” “potential,” “will likely result,” and other similar terms and phrases, are based on the beliefs of the Company’s management, as well as assumptions made by, and information currently available to, the Company’s management as of the date of such statements. These statements are subject to risks and uncertainties, all of which are difficult to predict and many of which are beyond the Company’s control, including, among other things, the following: the outcome of our contingency planning and restructuring activities; settlement discussions or negotiations; the Company’s liquidity, financial performance, cash position and operations; the Company’s strategy; risks and uncertainties associated with Chapter 11 proceedings; the negative impacts on the Company’s businesses as a result of filing for and operating under Chapter 11 protection; the time, terms and ability to confirm a sale of the Company’s businesses under Section 363 of the U.S. Bankruptcy Code; the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 proceedings; the Bankruptcy Court rulings in the Chapter 11 proceedings and the outcome of the proceedings in general; the adequacy of the capital resources of the Company’s businesses and the difficulty in forecasting the liquidity requirements of the operations of the Company’s businesses; the unpredictability of the Company’s financial results while in Chapter 11 proceedings; the Company’s ability to discharge claims in Chapter 11 proceedings; negotiations with the holders of the Company’s indebtedness and its trade creditors and other significant creditors; risks and uncertainties with performing under the terms of any arrangement with lenders or creditors while in Chapter 11 proceedings; the Company’s ability to conduct business as usual; any challenges and risks associated with the Company continuing to operate and manage its business under Chapter 11 protection, including the provision of any transition services to the purchaser and any risks to the Company’s remaining estate; the Company’s ability to continue to serve customers, suppliers and other business partners at the high level of service and performance they have come to expect from the Company; the Company’s ability to continue to pay employees, suppliers and vendors; the ability to control costs during Chapter 11 proceedings; adverse litigation; the risk that the Company’s Chapter 11 cases may be converted to cases under Chapter 7 of the Bankruptcy Code; the Company’s ability to secure operating capital; the Company’s ability to take advantage of opportunities to acquire assets with upside potential; the Company’s ability to execute on its strategic plan to pursue, evaluate and close an asset sale of the Company’s businesses pursuant to Section 363 of the U.S. Bankruptcy Code; our inability to maintain compliance with financial covenants and operating obligations which would expose us to potential events of default under our outstanding indebtedness; our ability to incur additional debt or equity financing for working capital, capital expenditures, business development, debt service requirements, acquisitions or general corporate or other purposes; a significant reduction in our short-term or long-term revenues which could cause us to be unable to fund our operations and liquidity needs or repay indebtedness; and supply chain interruptions or difficulties. Therefore, the reader is cautioned not to rely on these forward-looking statements.

The Company specifically disclaims any obligation to update these statements, which speak only as of the dates on which such statements are made, except as may be required under the federal securities laws. For a discussion of other risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, see the “Risk Factors” section of the Company’s annual report on Form 10-K for the year ended December 31, 2023, and the Company’s other filings with the Securities and Exchange Commission. Such filings are available on the SEC’s website at www.sec.gov and the Company’s Investor Relations website at https://investors.llflooring.com.

7.01 Regulation FD Disclosure

On September 6, 2024, the Company issued a press release announcing, among other things, that the Company had entered into the Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and the information contained therein is incorporated by reference into this Item 7.01.

The information contained in the press release is being furnished, not filed, pursuant to this Item 7.01. Accordingly, such information will not be incorporated by reference into any filing filed by the Company under the Securities Act or the Exchange Act, unless specifically identified therein as being incorporated by reference therein. The furnishing of the information in this Current Report on Form 8-K with respect to the press release is not intended to, and does not, constitute a determination or admission by the Company that such information is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

9.01 Financial Statements and Exhibits

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of September 6, 2024, by and among LumLiq2, LLC, as Purchaser, F9 Investments, LLC, as Guarantor, and LL Flooring Holdings, Inc., and its Subsidiaries Named Therein, as Sellers.*

99.1	Press Release, dated September 6, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Pursuant to Item 601(b)(2) of Regulation S-K, the exhibits and schedules to the Purchase Agreement identified therein have been omitted from this Report and will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LL FLOORING HOLDINGS, INC.

By:	/s/ Alice G. Givens
Name:	Alice G. Givens
Title:	Chief Legal, Ethics and Compliance Officer

Dated: September 9, 2024